UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

Eagle Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36306	20-8179278
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 20, 2024, Eagle Pharmaceuticals, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it has initiated a process to delist the Company’s securities from Nasdaq because the Company had not filed its Form 10-Q for the quarter ended September 30, 2023 (the “Q3 2023 Form 10-Q”) and its Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”) by May 13, 2024. The Notice further advises the Company that, pursuant to Nasdaq Listing Rule 5810(d)(2), the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “Q1 2024 Form 10-Q”) serves as an additional and separate basis for delisting.

Unless the Company requests a hearing to appeal the delisting process by May 28, 2024, trading of the Company’s common stock will be suspended from The Nasdaq Capital Market at the opening of business on May 30, 2024, and will subsequently be removed from listing. Accordingly, the Company intends to timely request a hearing before a Nasdaq Hearings Panel (the “Panel”). The hearing request will automatically stay the suspension of the Company’s common stock for 15 calendar days from the date of the request, or 22 calendar days from the date of the Notice if the request is filed on May 28, 2024. In connection with the hearing request, the Company intends to request that the stay be extended through the conclusion of the hearings process and the expiration of any additional extension period granted by the Panel following the hearing. In that regard, pursuant to the Nasdaq Listing Rules, the Panel may grant an additional extension period not to exceed 360 days from the initial due date of the Q3 2023 Form 10-Q.

There can be no assurance that any hearing before the Panel would be successful, that an extended stay or additional extension would be granted, that the Company will be able to regain compliance with the Rule or maintain compliance with the other continued listing requirements set forth in the Nasdaq Listing Rules or that the Company will be able to continue its listing on Nasdaq.

As previously disclosed, on November 27, 2023, the Company received a delinquency notification from the Staff advising the Company that due to the failure to timely file its Q3 2023 Form 10-Q, the Company is not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”). In accordance with Nasdaq rules, following timely submission by the Company of a compliance plan, Nasdaq granted the Company until May 13, 2024, to regain compliance with the Rule. On April 8, 2024, the Company received an additional notice from Nasdaq advising the Company that due to the Company’s failure to timely file its 2023 Form 10-K, the Company is not in compliance with the Rule. On May 10, 2024, the Company filed a Notification of Late Filing on Form 12b-25 with respect to its Q1 2024 Form 10-Q.

Item 7.01 Regulation FD Disclosure.

On May 22, 2024, the Company issued a press release announcing the Company’s receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “estimate,” “and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: the Company’s SEC filings and the timing thereof, any requests or communications the Company may submit to Nasdaq for a hearing, appeal, stay or otherwise, the potential to obtain any additional extensions or stays from Nasdaq, and the Company’s ability to regain or maintain compliance with the Nasdaq Listing Rules or continue its listing on Nasdaq, and the outcome of any hearing process, the Company’s internal control over financial reporting and disclosure controls and procedures and related remediation, the expected restatement of financial statements, the time and effort required to complete the Company’s financial statements, expectations with respect to filings with the SEC and the timing and content thereof, and the Company’s expectations regarding its financial results. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial statements and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to comply with its obligations under its credit agreement; the possibility that the Company will be unable to regain compliance with, or thereafter continue to comply with, the Nasdaq Listing Rules, or experience violations of additional Nasdaq Listing Rules; the possibility that Nasdaq may delist the Company’s securities; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and new Chief Financial Officer; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the potential impacts thereof; the impacts of the post- COVID-19 environment and geopolitical factors such as the conflicts between Russia and Ukraine and Hamas and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and guidance and may cause the Company’s actual results and outcomes to materially differ from its estimates, projections and guidance; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this current report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 22, 2024.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2024
EAGLE PHARMACEUTICALS, INC.

By:	/s/ Michael Graves
Michael Graves
Interim Principal Executive Officer